Exhibit 99.1
The Trade Desk Reports First Quarter 2026 Financial Results
LOS ANGELES--(BUSINESS WIRE)--May 7, 2026--The Trade Desk, Inc. (“The Trade Desk,” the “Company” or “we”) (NASDAQ: TTD), a provider of a global technology platform for buyers of advertising, today announced financial results for its first quarter ended March 31, 2026.

“Q1 was another strong quarter for The Trade Desk, with revenue growing to $689 million, representing 12% year-over-year growth,” said Jeff Green, CEO and Co-Founder of The Trade Desk. “We’re encouraged by the impact of the strategic upgrades we’ve been making across the company, which contributed to our outperformance in Q1. Despite headwinds in the macro environment, we remain confident in our ability to lead and innovate within the programmatic ecosystem. We’re focused on delivering increasing value to marketers and to help them prioritize objective, transparent and data-driven media buying on the open internet.”
First Quarter 2026 Financial Highlights:
The following table summarizes the Company’s unaudited consolidated financial results for the three months ended March 31, 2026 and 2025 ($ in millions, except per share amounts):

	Three Months Ended March 31,
	2026	2025
GAAP Results
Revenue	$689	$616
Increase in revenue year over year	12%	25%
Net income	$40	$51
Net income margin	6%	8%
GAAP diluted earnings per share	$0.08	$0.10

Non-GAAP Results
Adjusted EBITDA	$206	$208
Adjusted EBITDA margin	30%	34%
Non-GAAP net income	$134	$165
Non-GAAP diluted earnings per share	$0.28	$0.33
First Quarter and Recent Business Highlights:
•Strong Customer Retention: Customer retention remained over 95% during the first quarter, as it has for over a decade.

•New Innovation and Partnership Announcements:
◦Koa Agents, agentic AI capabilities for media planning, buying, optimization, and measurement across the open internet, with Stagwell as the first partner.
◦OpenTTD, creates a single login and integrated analytics for clients and partners who work with The Trade Desk in multiple ways, such as DoorDash, which is a brand advertiser, seller of ad inventory, and provider of third-party data.
◦OpenAds adopted by first wave of publishers including AccuWeather, The Arena Group, BuzzFeed, The Guardian, Hearst Magazines, Hearst TV, Newsweek, People Inc., and Ziff Davis.
◦LinkedIn selected The Trade Desk as its first DSP partner for activation of B2B data for CTV, enabling advertisers to reach professional audiences in streaming environments.
◦Pacvue and Skai announced new integrations with The Trade Desk that allows mutual clients to streamline enterprise activation of programmatic advertising campaigns alongside retail media investments.

◦Dollar General, in partnership with Kevel, announced a unification of retail media inventory that allows brands to plan, activate and optimize both offsite and onsite inventory on The Trade Desk.

•Continued Collaboration and Support for Unified ID 2.0: The Trade Desk is building support for Unified ID 2.0 (UID2), an industry-wide approach to identity that preserves the value of relevant advertising. Recent partnerships and pledges of integration and support include:
◦MetaRouter, a high-performance customer data management platform, partnered with The Trade Desk to help brands synchronize UID2 and conversion events in real time directly in The Trade Desk platform to enable a more direct connection between consented identity and activation.

•Connected TV (CTV): The Trade Desk offers advertisers access to premium inventory across major networks and streaming services around the world.
◦Paramount announced live, in-game programmatic buying for select commercial ad units within marquee sporting events via The Trade Desk.
◦Xumo became the first CTV publisher to integrate OpenPath through the FreeWheel ad server.
•Corporate Governance and Leadership:
◦Drew Vollero appointed to The Trade Desk Board of Directors. Vollero brings deep financial and operational expertise, with a proven track record of helping high-growth technology companies scale and navigate complex market dynamics.

•Share Repurchases: The Company used approximately $164 million of cash to repurchase its Class A common stock in the first quarter of 2026. As of March 31, 2026, the Company had $327 million available and authorized for repurchases.

•Industry Recognition:
◦America’s Greatest Workplaces for Entry Level, 2026

Financial Guidance:
Second Quarter 2026 outlook summary:
•Revenue at least $750 million
•Adjusted EBITDA of approximately $260 million
The Company has not provided an outlook for GAAP net income or reconciliation of Adjusted EBITDA guidance to net income, the closest corresponding U.S. GAAP measure, because net income outlook is not available without unreasonable efforts on a forward-looking basis due to the variability and complexity with respect to the charges included in the calculation of this GAAP measure; in particular, the measures and effects of our stock-based compensation expense that are directly impacted by unpredictable fluctuations in our share price. The Company expects the variability of the above charges could have a significant and potentially unpredictable impact on our future U.S. GAAP financial results.
Use of Non-GAAP Financial Information
Included within this press release are the non-GAAP financial measures of Adjusted EBITDA, Adjusted EBITDA margin, Non-GAAP net income and Non-GAAP diluted earnings per share (“EPS”) that supplement the Condensed Consolidated Statements of Operations of the Company prepared under generally accepted accounting principles (“GAAP”). Adjusted EBITDA is net income before depreciation and amortization expense; stock-based compensation expense; interest income, net; and provision for income taxes. Adjusted EBITDA margin is Adjusted EBITDA divided by revenue, and Adjusted EBITDA margin’s closest corresponding U.S. GAAP measure is net income margin, which is GAAP net income divided by revenue. Non-GAAP net income excludes charges and the related income tax effects for stock-based compensation. Tax rates on the tax-deductible portions of the stock-based compensation expense approximating 25% to 30% have been used in the computation of non-GAAP net income and non-GAAP diluted EPS. Reconciliations of GAAP to non-GAAP amounts for the periods presented herein are provided in schedules accompanying this release and should be considered together with the Condensed Consolidated Statements of Operations. These non-GAAP measures are not meant as a substitute for GAAP, but are included solely for informational and comparative purposes. The Company’s management believes that this information can assist investors in evaluating the Company's profitability, operational trends and financial performance. Management believes these non-GAAP measures allow investors to evaluate the Company’s financial performance using some of the same measures as management and securities analysts. However, the non-GAAP financial measures should not be considered in isolation of, as a replacement for, or as superior to corresponding, similarly captioned, GAAP measures and may be different from non-GAAP financial measures used by other companies.
First Quarter 2026 Financial Results Webcast and Conference Call Details

•When: May 7, 2026 at 2:00 P.M. Pacific Time (5:00 P.M. Eastern Time).
•Webcast: A live webcast of the call can be accessed from the Investor Relations section of The Trade Desk’s website at http://investors.thetradedesk.com. Following the call, a replay will be available on the Company’s website.
•Dial-in: To access the call via telephone in North America, please dial 877-545-0523. For callers outside the United States, please dial +1-973-528-0016. Participants should reference the conference call ID code “998508” after dialing in.
•Audio replay: An audio replay of the call will be available beginning about two hours after the call. To listen to the replay in the United States, please dial 877-481-4010 (replay code: 53907). Outside the United States, please dial +1-919-882-2331 (replay code: 53907). The audio replay will be available via telephone until May 14, 2026.

The Trade Desk, Inc. uses its Investor Relations website (http://investors.thetradedesk.com), its X feed (@TheTradeDesk), LinkedIn page (https://www.linkedin.com/company/the-trade-desk), Facebook page (https://www.facebook.com/TheTradeDesk) and Jeff Green’s LinkedIn profile (https://www.linkedin.com/in/jefftgreen) as a means of disclosing information about the Company and for complying with its disclosure obligations under Regulation FD. The information that is posted through these channels may be deemed material. Accordingly, investors should monitor these channels in addition to The Trade Desk’s press releases, SEC filings, public conference calls and webcasts.
About The Trade Desk
The Trade Desk™ is a technology company that empowers buyers of advertising. Through its self-service, cloud-based platform, ad buyers can create, manage, and optimize digital advertising campaigns across ad formats and devices. Integrations with major data, inventory, and publisher partners ensure maximum reach and decisioning capabilities, and enterprise APIs enable custom development on top of the platform. Headquartered in Ventura, CA, The Trade Desk has offices across North America, Europe and Asia Pacific. To learn more, visit thetradedesk.com or follow us on Facebook, X, LinkedIn and YouTube.
Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to expectations concerning matters that (a) are not historical facts, (b) predict or forecast future events or results, or (c) embody assumptions that may prove to have been inaccurate, including statements relating to industry and market trends, the Company’s growth and financial targets, such as revenue and Adjusted EBITDA. When words such as “believe,” “expect,” “anticipate,” “will,” “outlook” or similar expressions are used, the Company is making forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it cannot give readers any assurance that such expectations will prove correct. These forward-looking statements involve risks, uncertainties and assumptions, including those related to the Company’s ability to maintain and grow its client base and revenue through its platform and related offerings, which makes it difficult to evaluate the Company’s business and prospects, the market for programmatic advertising developing slower or differently than the Company’s expectations, the demands and expectations of clients and the ability to attract and retain clients. The actual results may differ materially from those anticipated in the forward-looking statements as a result of numerous factors, many of which are beyond the control of the Company. These are disclosed in the Company’s reports filed from time to time with the Securities and Exchange Commission, including its most recent Form 10-K and any subsequent filings on Forms 10-Q or 8-K, available at www.sec.gov. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. The Company does not intend to update any forward-looking statement contained in this press release to reflect events or circumstances arising after the date hereof.

THE TRADE DESK, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in thousands, except per share amounts)
(Unaudited)

	Three Months Ended March 31,
	2026	2025
Revenue	$688,857	$616,021
Operating expenses (1):
Platform operations	181,970	142,839
Sales and marketing	172,179	152,743
Technology and development	142,720	132,402
General and administrative	125,341	133,585
Total operating expenses	622,210	561,569
Income from operations	66,647	54,452
Other expense (income):
Total other income, net	(12,311)	(21,317)
Income before income taxes	78,958	75,769
Provision for income taxes	38,961	25,091
Net income	$39,997	$50,678
Earnings per share:
Basic	$0.08	$0.10
Diluted	$0.08	$0.10
Weighted-average shares outstanding:
Basic	474,663	494,927
Diluted	476,883	502,944
___________________________
(1) Includes stock-based compensation expense as follows:
THE TRADE DESK, INC.
STOCK-BASED COMPENSATION EXPENSE
(Amounts in thousands)
(Unaudited)

	Three Months Ended March 31,
	2026	2025

Platform operations	$8,398	$9,217
Sales and marketing	27,018	28,936
Technology and development	40,783	40,981
General and administrative (1)	32,847	49,119
Total	$109,046	$128,253
___________________________
(1) Includes stock-based compensation expense related to a long-term CEO performance grant of $5 million and $24 million for the three months ended March 31, 2026 and 2025, respectively.

THE TRADE DESK, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Amounts in thousands)
(Unaudited)

	As of March 31, 2026	As of December 31, 2025
ASSETS
Current assets:
Cash and cash equivalents	$878,377	$658,175
Short-term investments, net	527,538	644,882
Accounts receivable, net	3,323,673	3,770,194
Prepaid expenses and other current assets	132,075	187,753
Total current assets	4,861,663	5,261,004
Property and equipment, net	389,385	396,819
Operating lease assets	326,285	342,042
Deferred income taxes	55,700	55,700
Other assets, non-current	101,351	97,655
Total assets	$5,734,384	$6,153,220

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$2,633,030	$3,007,651
Accrued expenses and other current liabilities	179,907	181,991
Operating lease liabilities	77,505	76,355
Total current liabilities	2,890,442	3,265,997
Operating lease liabilities, non-current	346,070	359,975
Other liabilities, non-current	44,386	42,857
Total liabilities	3,280,898	3,668,829

Stockholders’ equity:
Preferred stock	—	—
Common stock	—	—
Additional paid-in capital	3,178,436	3,075,303
Accumulated deficit	(724,950)	(590,912)
Total stockholders’ equity	2,453,486	2,484,391
Total liabilities and stockholders’ equity	$5,734,384	$6,153,220

THE TRADE DESK, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Amounts in thousands)
(Unaudited)

	Three Months Ended March 31,
	2026	2025
OPERATING ACTIVITIES:
Net income	$39,997	$50,678
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization expense	31,431	23,985
Stock-based compensation expense	109,046	128,253
Noncash lease expense	18,640	16,962
Provision for expected credit losses on accounts receivable	4,026	492
Other	6,302	(11,876)
Changes in operating assets and liabilities:
Accounts receivable	429,285	282,336
Prepaid expenses and other current and non-current assets	58,531	20,018
Accounts payable	(279,385)	(234,666)
Accrued expenses and other current and non-current liabilities	(8,951)	29,105
Operating lease liabilities	(17,117)	(13,854)
Net cash provided by operating activities	391,805	291,433
INVESTING ACTIVITIES:
Purchases of investments	(122,061)	(231,580)
Maturities of investments	238,297	165,114
Purchases of property and equipment	(112,741)	(59,113)
Capitalized software development costs	(3,029)	(2,660)
Business acquisition	—	(4,350)
Net cash provided by (used in) investing activities	466	(132,589)
FINANCING ACTIVITIES:
Repurchases of Class A common stock	(163,514)	(386,250)
Proceeds from exercise of stock options	2,094	7,940
Taxes paid relating to net settlement of restricted stock	(10,649)	(31,452)
Net cash used in financing activities	(172,069)	(409,762)
Increase (decrease) in cash and cash equivalents	220,202	(250,918)
Cash and cash equivalents—Beginning of period	658,175	1,369,463
Cash and cash equivalents—End of period	$878,377	$1,118,545

Non-GAAP Financial Metrics
(Amounts in thousands, except per share amounts)
(Unaudited)
The following tables show the Company’s non-GAAP financial metrics reconciled to the comparable GAAP financial metrics included in this release.

	Three Months Ended March 31,
	2026	2025

Net income	$39,997	$50,678
Add back (deduct):
Depreciation and amortization expense	31,431	23,985
Stock-based compensation expense	109,046	128,253
Interest income, net	(13,369)	(20,132)
Provision for income taxes	38,961	25,091
Adjusted EBITDA	$206,066	$207,875

	Three Months Ended March 31,
	2026	2025
GAAP net income	$39,997	$50,678
Add back (deduct):
Stock-based compensation expense	109,046	128,253
Adjustment for income taxes	(14,822)	(13,938)
Non-GAAP net income	$134,221	$164,993

GAAP diluted earnings per share	$0.08	$0.10

GAAP weighted-average shares outstanding—diluted	476,883	502,944

Non-GAAP diluted earnings per share	$0.28	$0.33

Non-GAAP weighted-average shares used in computing Non-GAAP earnings per share, diluted	476,883	502,944

Contacts
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